                                                                    EXHIBIT 20.1


ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-1

MONTHLY SERVICER'S CERTIFICATE


          Accounting Date:                                       June 30, 2001
                                                          ---------------------
          Determination Date:                                    July 12, 2001
                                                          ---------------------
          Distribution Date:                                     July 16, 2001
                                                          ---------------------
          Monthly Period Ending:                                 June 30, 2001
                                                          ---------------------
          Last Month Distribution Date                           June 15, 2001
                                                          ---------------------


This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 2000, among Associates Automobile Receivables Trust 2000-1 (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement. Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.    Collection Account Summary

      Available Funds:
                Payments Received                                                                         $22,702,417.08
                Liquidation Proceeds (excluding Purchase Amounts)                                          $1,747,038.77
                Current Monthly Advances                                                                      353,399.46
                Amount of withdrawal, if any, from the Reserve Account                                             $0.00
                Monthly Advance Recoveries (due to servicer)                                                ($300,335.46)
                Purchase Amounts - Warranty and Administrative Receivables                                         $0.00
                Income from investment of funds in Trust Accounts                                             $12,812.91
                                                                                                      -------------------
      Total Available Funds                                                                               $24,515,332.76
                                                                                                      ===================

      Amounts Payable on Distribution Date:
                 1. Trustee and other fees                                                                         $0.00
                 2. Servicing Fee                                                                            $646,631.97
                 3. Class A Interest Distributable Amount
                        Class A-1 Interest                                                                         $0.00
                        Class A-2 Interest                                                                   $548,166.67
                        Class A-3 Interest                                                                 $1,831,083.33
                 4. First Priority Principal Distribution Amount                                                   $0.00
                 5. Class M Interest Distributable Amount                                                    $404,181.94
                 6. Second Priority Principal Distribution Amount                                                  $0.00
                 7. Class B Interest Distributable Amount                                                    $557,345.93
                 8. Reserve Account Deposit                                                                        $0.00
                 9. Regular Principal Distribution Amount                                                 $11,818,169.33
                10. Certificate Distribution Amount                                                        $8,709,753.58
                                                                                                      -------------------
      Total Amounts Payable on Distribution Date                                                          $24,515,332.76
                                                                                                      ===================
                Less: Servicing Fee                                                                         ($646,631.97)
                Less: Investment Income                                                                      ($12,812.91)
                                                                                                      -------------------
          NET PAYMENT TO TRUSTEE                                                                          $23,855,887.88
                                                                                                      ===================

                                 Page 1 (2000-1)

II.   Available Funds

          Collected Funds (see IV)
                   Payments Received                                                                      $22,702,417.08
                   Liquidation Proceeds (excluding Purchase Amounts)                                        1,747,038.77

          Purchase Amounts                                                                                         $0.00

          Monthly Advances - current Monthly Period (net)                                                     $53,064.00

          Income from investment of funds in Trust Accounts                                                   $12,812.91
                                                                                                      -------------------

          Available Funds                                                                                 $24,515,332.76
                                                                                                      ===================

III.  Amounts Payable on Distribution Date

      a.  Taxes due and unpaid with respect to the Trust                                                           $0.00
          (not otherwise paid by AFL or the Servicer)

      b.  Outstanding Monthly Advances (not otherwise reimbursed                                                   $0.00
          to Servicer and to be reimbursed on the Distribution Date)

      c.  Accrued and unpaid fees (not otherwise paid by AFL or the Servicer):
                   Owner Trustee                                                                                   $0.00
                   Administrator                                                                                   $0.00
                   Indenture Trustee                                                                               $0.00
                   Lockbox Bank                                                                                    $0.00
                   Custodian                                                                                       $0.00

      d.  Basic Servicing Fee (not otherwise paid to Servicer)                                               $646,631.97

      e.  Supplemental Servicing Fees (not otherwise paid to Servicer)                                             $0.00

      g.  Payable from Note Interest Distribution Account
                   Class A-1 Interest Distributable Amount                                                         $0.00
                   Class A-2 Interest Distributable Amount                                                   $548,166.67
                   Class A-3 Interest Distributable Amount                                                 $1,831,083.33
                   Class M Interest Distributable Amount                                                     $404,181.94
                   Class B Interest Distributable Amount                                                     $557,345.93

      h.  Payable from Note Principal Distribution Account
                   Payable to Class A-1 Noteholders                                                                $0.00
                   Payable to Class A-2 Noteholders                                                       $11,818,169.33
                   Payable to Class A-3 Noteholders                                                                $0.00
                   Payable to Class M Noteholders                                                                  $0.00
                   Payable to Class B Noteholders                                                                  $0.00

      i.  Reserve Account Deposit                                                                                  $0.00
                                                                                                      -------------------

          Total amounts payable on Distribution Date                                                      $15,805,579.18
                                                                                                      ===================


                                 Page 2 (2000-1)

IV.   Collected Funds

          Payments Received:
                   Supplemental Servicing Fees                                                                     $0.00
                   Amount allocable to interest                                                            $8,849,484.32
                   Amount allocable to principal                                                          $13,852,932.76
                   Amount allocable to Insurance Add-On Amounts                                                    $0.00
                   Amount allocable to Outstanding Monthly Advances (reimbursed                                    $0.00
                   to the Servicer prior to deposit in the Collection Account)
                                                                                                      -------------------

          Total Payments Received                                                                         $22,702,417.08

          Liquidation Proceeds:
                   Gross amount realized with respect to Liquidated Receivables                            $1,758,041.56

                   Less: (i) reasonable expenses incurred by Servicer                                         $11,002.79
                   in connection with the collection of such Liquidated
                   Receivables and the repossession and disposition
                   of the related Financed Vehicles and (ii) amounts required to be refunded to Obligors on such Liquidated Receivables
                                                                                                      -------------------

          Net Liquidation Proceeds                                                                         $1,747,038.77
                                                                                                      -------------------

          Total Collected Funds                                                                           $24,449,455.85
                                                                                                      ===================

V.    Purchase Amounts Deposited in Collection Account

          Purchase Amounts - Warranty Receivables                                                                  $0.00
          Purchase Amounts - Administrative Receivables                                                            $0.00

          Total Purchase Amounts                                                                                   $0.00
                                                                                                      ===================

VI.   Reimbursement of Outstanding Monthly Advances

          Outstanding Monthly Advances                                                                        599,193.98

          Outstanding Monthly Advances to be reimbursed out of                                                353,399.46
             Available Funds on the Distribution Date

          Monthly Advances - Recoveries                                                                       300,335.46
                                                                                                      -------------------

          Outstanding Monthly Advances - immediately following the Distribution Date                          652,257.98
                                                                                                      ===================

VII.  Calculation of Interest and Principal Payments

      A. Calculation of Class A-1 Interest Distributable Amount
          Class A-1 Interest Rate                                                                                  6.854%
          Actual Days in Period                                                                                       31
          Class A-1 Balance                                                                                        $0.00
          Class A-1 Interest Carryover Shortfall                                                                   $0.00
          Class A-1 Interest Distributable Amount                                                                  $0.00
                                                                                                      ===================

      B. Calculation of Class A-2 Interest Distributable Amount
          Class A-2 Interest Rate                                                                                   7.15%
          Days in Period (30/360 convention)                                                                          30
          Class A-2 Balance                                                                               $92,000,000.00
          Class A-2 Interest Carryover Shortfall                                                                   $0.00
          Class A-2 Interest Distributable Amount                                                            $548,166.67
                                                                                                      ===================


                                 Page 3 (2000-1)

      C. Calculation of Class A-3 Interest Distributable Amount
          Class A-3 Interest Rate                                                                                   7.30%
          Days in Period (30/360 convention)                                                                          30
          Class A-3 Balance                                                                              $301,000,000.00
          Class A-3 Interest Carryover Shortfall                                                                   $0.00
          Class A-3 Interest Distributable Amount                                                          $1,831,083.33
                                                                                                      ===================

      D. Calculation of Class M Interest Distributable Amount
          Class M Interest Rate                                                                                     7.51%
          Days in Period (30/360 convention)                                                                          30
          Class M Balance                                                                                 $64,583,000.00
          Class M Interest Carryover Shortfall                                                                     $0.00
          Class M Interest Distributable Amount                                                              $404,181.94
                                                                                                      ===================

      E. Calculation of Class B Interest Distributable Amount
          Class B Interest Rate                                                                                     7.83%
          Days in Period (30/360 convention)                                                                          30
          Class B Balance                                                                                 $85,417,000.00
          Class B Interest Carryover Shortfall                                                                     $0.00
          Class B Interest Distributable Amount                                                              $557,345.93
                                                                                                      ===================

      F. Calculation of First Priority Principal Distribution Amount
          Class A Note Balance                                                                           $393,000,000.00
          Pool Balance at End of Preceding Collection Period                                             $620,766,695.98
          Outstanding Balance of any Class of A Notes on or after the related Final Maturity Date                  $0.00
          First Priority Principal Distribution Amount                                                             $0.00
                                                                                                      ===================

      G. Calculation of Second Priority Principal Distribution Amount
          Class A + Class M Note Balance                                                                 $457,583,000.00
          Pool Balance at End of Preceding Collection Period                                             $620,766,695.98
          First Priority Principal Distribution Amount                                                             $0.00
          Outstanding Balance of the Class M Notes on or after the related Final Maturity Date                     $0.00
          Second Priority Principal Distribution Amount                                                            $0.00
                                                                                                      ===================

      H. Regular Principal Distribution Amount
          Class A-1 Outstanding Principal Balance                                                                  $0.00
          Aggregate Note Balance                                                                         $543,000,000.00
          Pool Balance at End of Preceding Collection Period                                             $620,766,695.98
          Specified Overcollateralization Amount                                                          $89,584,865.31
          Sum of First and Second Priority Principal Distribution Amounts                                          $0.00
          Outstanding Balance of the Class B Notes on or after the related Final Maturity Date                     $0.00
          Regular Principal Distribution Amount                                                           $11,818,169.33
                                                                                                      ===================

      I. Interest Distribution Amount
          Class A-1 Interest Distributable Amount                                                                  $0.00
          Class A-2 Interest Distributable Amount                                                            $548,166.67
          Class A-3 Interest Distributable Amount                                                          $1,831,083.33
          Class M Interest Distributable Amount                                                              $404,181.94
          Class B Interest Distributable Amount                                                              $557,345.93
                                                                                                      -------------------
          Total Interest Distributable Amount                                                              $3,340,777.87
                                                                                                      ===================


                                 Page 4 (2000-1)

      J. Principal Distribution Amount
          First Priority Principal Distribution Amount                                                             $0.00
          Second Priority Principal Distribution Amount                                                            $0.00
          Regular Principal Distribution Amount                                                           $11,818,169.33
                                                                                                      -------------------
          Principal Distribution Amount                                                                   $11,818,169.33
                                                                                                      ===================

VIII. Reserve Account Computations
          Reserve Account Balance at Beginning of Period                                                   $4,166,737.92
          Reserve Draw                                                                                             $0.00
          Specified Reserve Account Balance                                                                $4,166,737.92
          Required Deposit to Reserve Account                                                                      $0.00

IX.   Specified Credit Enhancement Amount                                                                 $93,751,603.24

X.    Specified Overcollateralization Amount                                                              $89,584,865.31

XI.   Calculation of Servicing Fees

          Aggregate Principal Balance as of the first day of the Monthly Period                          $620,766,695.98
          Multiplied by Basic Servicing Fee Rate                                                                    1.25%
          Divided by months per year                                                                                  12
                                                                                                      -------------------

          Basic Servicing Fee                                                                                $646,631.97
          Supplemental Servicing Fees                                                                              $0.00
                                                                                                      -------------------
          Total of Basic Servicing Fees and Supplemental Servicing Fees                                      $646,631.97
                                                                                                      ===================

XII.  Payment Waterfall

          Amounts Payable on Distribution Date:
                    1. Reimbursement of Monthly Advances                                                           $0.00
                    2. Trustee and other fees                                                                      $0.00
                    3. Servicing Fee                                                                         $646,631.97
                    4. Class A Interest Distributable Amount
                       Class A-1 Interest                                                                          $0.00
                       Class A-2 Interest                                                                    $548,166.67
                       Class A-3 Interest                                                                  $1,831,083.33
                    5. First Priority Principal Distribution Amount                                                $0.00
                    6. Class M Interest Distributable Amount                                                 $404,181.94
                    7. Second Priority Principal Distribution Amount                                               $0.00
                    8. Class B Interest Distributable Amount                                                 $557,345.93
                    9. Reserve Account Deposit                                                                     $0.00
                   10. Regular Principal Distribution Amount                                              $11,818,169.33
                   11. Certificate Distribution Amount                                                     $8,709,753.58
                                                                                                      -------------------
          Total Amounts Payable on Distribution Date                                                      $24,515,332.76
                                                                                                      ===================


                                 Page 5 (2000-1)

XIII. Information for Preparation of Statements to Noteholders

          a. Aggregate principal balance of the Notes as of first day of Monthly Period
                   Class A-1 Notes                                                                                 $0.00
                   Class A-2 Notes                                                                        $92,000,000.00
                   Class A-3 Notes                                                                       $301,000,000.00
                   Class M Notes                                                                          $64,583,000.00
                   Class B Notes                                                                          $85,417,000.00

          b. Amount distributed to Noteholders allocable to principal
                   Class A-1 Notes                                                                                 $0.00
                   Class A-2 Notes                                                                        $11,818,169.33
                   Class A-3 Notes                                                                                 $0.00
                   Class M Notes                                                                                   $0.00
                   Class B Notes                                                                                   $0.00

          c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                   Class A-1 Notes                                                                                 $0.00
                   Class A-2 Notes                                                                        $80,181,830.67
                   Class A-3 Notes                                                                       $301,000,000.00
                   Class M Notes                                                                          $64,583,000.00
                   Class B Notes                                                                          $85,417,000.00

          d. Interest distributed to Noteholders
                   Class A-1 Notes                                                                                 $0.00
                   Class A-2 Notes                                                                           $548,166.67
                   Class A-3 Notes                                                                         $1,831,083.33
                   Class M Notes                                                                             $404,181.94
                   Class B Notes                                                                             $557,345.93

          e. 1. Class A-1 Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                          $0.00
             2. Class A-2 Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                          $0.00
             3. Class A-3 Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                          $0.00
             4. Class M Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                          $0.00
             5. Class B Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                          $0.00


          g. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees,
             if any, paid by the Trustee on behalf of the Trust                                              $646,631.97

          h. Note Pool Factors (after giving effect to distributions on the Distribution Date)
                   Class A-1 Notes                                                                                  0.00%
                   Class A-2 Notes                                                                                 87.15%
                   Class A-3 Notes                                                                                100.00%
                   Class M Notes                                                                                  100.00%
                   Class B Notes                                                                                  100.00%

XIV.  Pool Balance and Aggregate Principal Balance
          Pool Balance at beginning of Monthly Period                                                    $620,766,695.98
          Pool Balance at end of Monthly Period                                                          $603,058,767.87

                                 Page 6 (2000-1)

Monthly Period Liquidated Receivables                                     Monthly Period Warranty Receivables

                            Loan #              Amount                                     Loan #             Amount
                            ------              ------                                     ------             ------
              see attached listing               $0.00                       see attached listing             $0.00


XV. Performance

          Original Pool Balance                                                                           $833,347,584.32
          Current Pool Balance                                                                            $603,058,767.87
          Age of the Pool (months)                                                                                     13

Delinquency Rate
          Sum of Principal Balance of Accounts 30 or more Days Delinquent                                  $26,000,543.29


Default Rate
          Cumulative balance of defaults as of the beginning of the current
          Accounting Period                                                                                $33,254,978.65

          Sum of Principal Balances of Receivables that became Liquidated Receivables                        3,854,995.35
          during the Monthly Period or that became Purchased Receivables during
          Monthly Period (if delinquent more than 30 days with respect to any portion of a Scheduled Payment at time of purchase)

          Cumulative balance of defaults as of the end of the current Accounting Period                   $37,109,974.00

Net Loss Rate
          Cumulative net losses as of the preceding Accounting Date                                       $16,612,207.81

          Aggregate of Principal Balances as of the Accounting Date                                        $3,854,995.35
          (plus accrued and unpaid interest thereon to the end of the
          Monthly Period) of all Receivables that became Liquidated
          Receivables or that became Purchased Receivables
          and that were delinquent more than 30 days with
          respect to any portion of a Scheduled Payment as of the
          Accounting Date

          Liquidation Proceeds Received by Trust                                                           $1,747,038.77

          Cumulative net losses as of the current Accounting Date                                         $18,720,164.39

                                 Page 7 (2000-1)

                              Commission       Interest
                              Earned LTD      Accrued YTD
Month           31-Dec-00      5,725,798      124,145,306
                30-Nov-00      6,387,180      118,166,613

Income          31-Dec-00        661,382        5,978,693

               PEOPLESOFT ARCADIA JOURNAL ENTRY - SECURITIZATION

                                DECEMBER 2000-1


                                         Business
                                          Unit     Account    Department   Product    Affiliate       Debit           Credit
                                         --------  -------    ----------   -------    ---------       -----           ------
TOTAL AVAILABLE FUNDS

System Cash Available
   Scheduled Principal\Prepayments        0941      121000     15000171     002201                13,852,932.76            0.00
   Scheduled Interest                     0941      128100     15000171     002201                 8,849,484.32            0.00
   Cash Available                         0941      212660     15000171                                    0.00   22,702,417.08

Liquidation Proceeds
  (excluding Purchase Amounts)
   Repurchased Accounts                   0941      121000     15000171     002201                 1,747,038.77            0.00
   Cash Available                         0941      212660     15000171                                    0.00    1,747,038.77

Advanced Interest
   Interest Advanced                      0941      212600     15000171                               53,064.00            0.00
   Interest Advanced                      0941      212660     15000171                                    0.00       53,064.00

Investment Income
   Investment Income                      0941      102010      C00941                  =+2000        21,228.32


   Investment Income                      0941      212660     15000171                                    0.00       21,228.32
                                                                                                  --------------  --------------
TOTAL AVAILABLE FUNDS
  (PER SERVICER CERTIFICATES)                                                                     24,523,748.17
                                                                                                  ==============

NET PAYMENT TO TRUSTEE                                                                                 8,415.41

Service Fee
   1.25% Servicing Receivable from Trust  0941      212660     15000171                              646,631.97            0.00
   1.25% Servicing                        0941      482870     15000171                                    0.00      646,631.97

Investment Income
   Investment Income                      0941      212660     15000171                               21,228.32            0.00
   Investment Income                      0941      482810     15000171     002201                         0.00       21,228.32

TOTAL PAYABLE TO TRUSTEE ON CERTIFICATE
      (PER SERVICER CERTIFICATES)                                                                                 23,855,887.88
                                                                                                                  ==============
ADDITIONAL RECLASS

Reclass Finance Charges
   Accrued Interest                       0941      128100     15000171     002201                         0.00    5,978,692.78
   Finance Charges                        0941      418000     15000171     002201                 5,978,692.78            0.00

Repossession Totals
   Repossession                           0941      142000     15000171     002201                         0.00            0.00
   Contra Receivable                      0941      121000     15000171     002201                         0.00            0.00

Dealer Participation - Amortization
   Dealer Participation                   0941      418705     15000171     002201                         0.00      661,381.52
   Dealer Advances                        0941      229900     15000171     002201                   661,381.52            0.00

Loss Reclass
   Losses                                 0941      121000     15000171     002201                 3,854,995.35            0.00
   Losses                                 0941      510000     15000171     002201                         0.00    3,854,995.35


                                                                         Description
                                            ----------------------------------------------------------------------
                                                       Account                              Description
                                                       -------                              -----------
TOTAL AVAILABLE FUNDS

System Cash Available
   Scheduled Principal\Prepayments          Fin Rec-O/S Bals-Securitized               Total Collected Principal
   Scheduled Interest                       Accr Int on Fin Rec Contra Sec             Total Collected Interest
   Cash Available                           Accounts Payable-Special Misc              Payable to Trust

Liquidation Proceeds
  (excluding Purchase Amounts)
   Repurchased Accounts                     Fin Rec-O/S Bals-Securitized               Liquidation Proceeds
   Cash Available                           Accounts Payable-Special Misc              Payable to Trust

Advanced Interest
   Interest Advanced                        Accounts Payable-Misc                      Monthly Advances
   Interest Advanced                        Accounts Payable-Special Misc              Payable to Trust

Investment Income
   Investment Income                        Accounts Payable-Misc                      Reserved Fund Account


   Investment Income                        Accounts Payable-Special Misc              Payable to Trust

TOTAL AVAILABLE FUNDS                       MEMO ITEM
  (PER SERVICER CERTIFICATES)


NET PAYMENT TO TRUSTEE

Service Fee
   1.25% Servicing Receivable from Trust    Accounts Payable-Special Misc              Payable to Trust
   1.25% Servicing                          Service Fee Income

Investment Income
   Investment Income                        Accounts Payable-Special Misc              Payable to Trust
   Investment Income                        Investment Inc Sellers' Int                Investment Income

TOTAL PAYABLE TO TRUSTEE ON CERTIFICATE
      (PER SERVICER CERTIFICATES)           MEMO ITEM

ADDITIONAL RECLASS

Reclass Finance Charges
   Accrued Interest                         Accr Int on Fin Rec Contra Sec
   Finance Charges                          FC Earned Contra-Securitize                Accrued Interest

Repossession Totals
   Repossession                             Collateral Hld For Resale-Sec              Held For Sale
   Contra Receivable                        Fin Rec-O/S Bals-Securitized               Repossession

Deraler Participation - Amortization
   Dealer Participation                     Dealer Reserve                             Amortization
   Dealer Advances

Loss Reclass
   Losses                                   Fin Rec-O/S Bals-Securitized               Defaulted Principal
   Losses                                   Contra Chg Offs-Securitized                Securitized Losses




                                                Debit             Credit
                                                -----             ------
TOTAL AVAILABLE FUNDS

System Cash Available
   Scheduled Principal\Prepayments           13,852,932.76                --
   Scheduled Interest                         8,849,484.32                --
   Cash Available                                       --     22,702,417.08

Liquidation Proceeds
  (excluding Purchase Amounts)
   Repurchased Accounts                       1,747,038.77                --
   Cash Available                                       --      1,747,038.77

Advanced Interest
   Interest Advanced                             53,064.00                --
   Interest Advanced                                    --         53,064.00

Investment Income
   Investment Income                             21,228.32                --


   Investment Income                                    --         21,228.32

TOTAL AVAILABLE FUNDS
  (PER SERVICER CERTIFICATES)


NET PAYMENT TO TRUSTEE

Service Fee
   1.25% Servicing Receivable from Trust        646,631.97                --
   1.25% Servicing                                      --        646,631.97

Investment Income
   Investment Income                             21,228.32                --   Remap after investment income
   Investment Income                                    --         21,228.32

TOTAL PAYABLE TO TRUSTEE ON CERTIFICATE
      (PER SERVICER CERTIFICATES)

ADDITIONAL RECLASS

Reclass Finance Charges
   Accrued Interest                                     --      5,978,692.78
   Finance Charges                            5,978,692.78                --

Repossession Totals
   Repossession                                         --                --
   Contra Receivable                                    --                --

Deraler Participation - Amortization
   Dealer Participation                                 --        661,381.52
   Dealer Advances                              661,381.52                --

Loss Reclass
   Losses                                     3,854,995.35                --
   Losses                                               --      3,854,995.35
                                             --------------    --------------

